UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2010

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2010, the Board of Directors of H.B. Fuller Company (the “Company”) increased the size of the Company’s Board by one, to eight directors, and elected Thomas W. Handley to serve as a Class I director of the Company for an initial term expiring at the Company’s 2012 annual meeting of shareholders. Mr. Handley will serve on the Audit Committee and Compensation Committee of the Board of Directors.

Mr. Handley is currently president of the $1.4 billion global food and beverage division of Ecolab Inc., a provider of cleaning, sanitizing, food safety and infection control products and services.

Mr. Handley will participate in the Company’s 2010 director compensation program, receiving an annual cash retainer of $35,000 pro-rated for his time of service on the Board of Directors, a grant of 3,560.53 common stock units with a grant date fair value of $70,000, an initial grant of 1,300 shares of restricted stock with a grant date fair value of $25,558, and meeting fees, all of which are described in more detail in the “Director Compensation” section of the Company’s Proxy Statement which was filed with the Securities and Exchange Commission on March 2, 2010. A copy of the Restricted Stock Award Agreement for non-employee directors is filed as Exhibit 10.1 to, and incorporated by reference in, this report. Other than as described herein, there are no arrangements or understandings between Mr. Handley and any other persons pursuant to which Mr. Handley was selected as a director of the Company. Mr. Handley has no direct or indirect material interest in any currently proposed transaction to which the Company is to be a participant in which the amount involved exceeds $120,000, and Mr. Handley has not had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Restricted Stock Award Agreement for awards made to our non-employee directors on or after July 7, 2010.

99.1	Press Release, dated July 7, 2010, issued by H.B. Fuller Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 12, 2010

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement for awards made to our non-employee directors on or after July 7, 2010.

99.1	Press Release, dated July 7, 2010, issued by H.B. Fuller Company.